                                                                    EXHIBIT 10.2

                                   AGREEMENT
                                   ---------

     AGREEMENT entered into this 10th day of June 1994 by and between AKZO PHARMA INTERNATIONAL B.V. and ORGANON INC. (hereinafter collectively referred to as "AKZO"), and SCHEIN PHARMACEUTICAL, INC. and STERIS LABORATORIES, INC. (hereinafter collectively referred to as "SCHEIN").


                                   STATEMENT
                                   ---------

     Akzo Pharma International B.V. and Organon Inc. are the owner and exclusive licensee, respectively, of U.S. Patent No. 4,237,126 issued December 2, 1980 ("the '126 patent") and U.S. Patent No. 4,297,351 ("the '351 patent") issued October 27, 1981. By virtue of a terminal disclaimer in the '351 patent, both patents expire on December 2, 1997. AKZO has FDA approval to market NORCURON(R) (vecuronium, bromide) for injection. The aforesaid patents are listed in the FDA Orange Book as patents which cover that approved product.

     In April 1993, SCHEIN submitted ANDA 74-334 ("The ANDA") to the Food and Drug Administration under 21 USC (S) 355(j) seeking FDA approval to manufacture and sell vecuronium bromide for injection in the United States prior to the expiration of the '126 and '351 patents. The ANDA contained a certification by SCHEIN asserting that the aforesaid patents were invalid and not infringed. Simultaneous with the filing of The ANDA, as required by law, SCHEIN served AKZO with a detailed statement of the facts and law explaining its patent certification. Within forty-five (45) days after receipt of the Patent Certification Notice, AKZO commenced an action against SCHEIN in the United States District Court for the District of Arizona (Civil Action No. CIV 93-1071 PHX EHC) for infringement of the '126 and '351 patents.

     The '126 and '351 patents are presumed to be valid and enforceable as a matter of law and the burden is on SCHEIN in the pending litigation to prove otherwise by clear and convincing evidence. The cost and risk involved in patent litigation coupled with the relatively short remaining patent life have led the parties hereto to conclude that an amicable settlement of the controversy is the most prudent course of action provided that any such settlement gives due regard to both the presumptive validity of the patents and to the period of generic exclusivity which SCHEIN would receive under 21 USC (S) 355(j)(4)(B)(iv) as a result of a final judgment in its favor in the pending litigation. This Agreement embodies the terms of that settlement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants hereinafter contained the parties agree as follows:

     1.   As used in this Agreement:

          "Affiliate" shall mean a company which is controlled by, controls or is under common control with any party hereto, where control means ownership of 50% or more of stock or equity of the controlled company.

          "PRODUCT" shall mean vecuronium bromide (for injection) in accordance with The ANDA, regardless of dosage strength, or in accordance with any other ANDA filed by SCHEIN or its Affiliates that employs vecuronium bromide formulated with any pharmaceutically acceptable acid, as such acid is described in the '126 patent or the '351 patent, for use as an injectable formulation.

          "PROCESS" shall mean the manufacture of vecuronium bromide (for injection) in accordance with The ANDA, regardless of dosage strength, or in accordance with any other ANDA filed by SCHEIN or its Affiliates that employs vecuronium bromide formulated with any pharmaceutically acceptable acid as such acid is described in the '126 patent or the '351 patent.

     2.(a) In the foregoing Civil Action No. CIV 93-1071 PHX EHC, the parties agree to entry of the Consent judgment in the form attached as Exhibit A, or in such other form acceptable to the parties and the Court and which enjoins SCHEIN and its Affiliates from any manufacture, use or sale of PRODUCT, or performance of PROCESS, before March 15, 1996, except as otherwise provided in this Agreement.

     (b) AKZO has no objection to the FDA giving SCHEIN the effective approval date its ANDA would have been entitled to if no action for infringement of the '126 and '351 patents had been commenced within the forty-five (45) day period following service of the Patent Certification Notice. Nothing in this provision alters the commencement date of the license of paragraph 4(a) of this Agreement or the injunction referred to in paragraph 4(a) of this Agreement. AKZO will certify to the FDA the accuracy and effectiveness of this Agreement and the license granted herein (a copy of which Agreement may be provided to the FDA on a confidential basis), and will make all submissions reasonably required by the FDA for the ANDA to receive the benefit of the effective approval date described in this paragraph 2(b).

     3. SCHEIN acknowledges that the '126 and '351 patents are valid and enforceable and that the manufacture, use or sale of PRODUCT, or the performance of PROCESS, for, by, or to SCHEIN or its Affiliates in the United States prior to the expiration of the patents, except to the extent that such activities are expressly permitted by this Agreement, would be acts of patent infringement which would cause immediate irreparable harm and damage to AKZO such that they would be entitled to a temporary restraining order and permanent injunction in the United States District Court for the District of Arizona enjoining any such activities by SCHEIN or its Affiliates prior to March 15, 1996, except to the extent a date earlier than March 15, 1996 is otherwise permitted under the terms of this Agreement.

     4. (a) AKZO hereby grants to SCHEIN a license under the '126 patent and the '351 patent to make, use and sell PRODUCT in the United States and to perform PROCESS in the United States, subject to SCHEIN's fulfillment of all the terms and conditions of this Agreement, including SCHEIN's obligations to pay royalties. The aforesaid license shall commence on March 15, 1996 except to the extent a date earlier than March 15, 1996 is otherwise permitted under the terms of this Agreement. SCHEIN and its Affiliates are enjoined pursuant to Exhibit A from any manufacture, use or sale of PRODUCT, or performance of PROCESS, before the commencement date of the license under this Agreement, except as otherwise provided in paragraph 4(c) of this Agreement. The license granted to SCHEIN shall include the right to make and package PRODUCT two weeks prior to the commencement date of the license provided that no PRODUCT is sold or shipped for delivery to a customer prior,to the commencement date of the license.

     (b) The license granted pursuant to paragraph 4(a) shall be an exclusive license, except for the following reservations: (i) AKZO and its Affiliates retain a license (which shall be a license that is nonassignable except as in accordance with paragraph 16 and does not include a right to sublicense, except as provided in paragraph 4(b)(ii) and except as required to have third parties manufacture any products for AKZO and its Affiliates, or to perform any process for AKZO and its Affiliates, that is covered by any claim of the '126 patent and/or the '351 patent) to manufacture, have manufactured for AKZO and its Affiliates, use and/or sell any products, or to perform any process, or to have any process performed for AKZO and its Affiliates, that is covered by any claims of the '126 patent and/or the '351 patent and (ii) AKZO retains the right to grant licenses under the '351 patent and/or the '126 patent to any third party in connection with an action covered by paragraph 6(d), provided that no such license under paragraph 4(b)(ii) shall be granted that commences prior to the date provided in paragraph 6(d) of this Agreement. The license granted to SCHEIN shall be a non-assignable license that does not include a right to sublicense.

     (c) The license granted pursuant to paragraph 4(a) of this Agreement includes SCHEIN's right to engage in one or more of the following activities prior to the commencement date of the license: (i) import raw materials prior to the commencement date, and throughout the duration of the license, for testing and research and development purposes, to satisfy FDA requirements, and for PRODUCT manufacture as permitted by this Agreement; and (ii) conduct activities (including without limitation manufacture of product exhibit batches) required to obtain FDA approval. Nothing in this Agreement or Consent Judgment shall be construed as preventing SCHEIN from engaging in any of the following activities:
(1) soliciting and entering into private labelling agreements for PRODUCT beginning not more than three (3) months prior to the commencement date of the license; (2) conducting activities required to obtain state formulary approvals beginning not more than three (3) months prior to the commencement date of the license; (3) engaging in pre-marketing promotional activities and soliciting orders for PRODUCT beginning not more than eight (8) weeks prior to the commencement date of the license, provided that no PRODUCT is sold or shipped for delivery to a customer prior to the commencement date of the license; or (4) entering into agreements beginning not more than eight (8) weeks prior to the commencement date of the license, to sell and deliver PRODUCT on and after the commencement date of the license. The parties acknowledge that SCHEIN may engage in any or all of the activities stated in this subparagraph 4(c), which shall be neither a breach of this Agreement nor a violation of the Consent Judgment.

     5. (a) SCHEIN agrees to pay to AKZO on all PRODUCT which SCHEIN or its Affiliates sell prior to the expiration date of the '126 and '351 patents a royalty on its Net Sales of such PRODUCT at the following rates: ***** *** *** ***** ******* ******* ** *** ***** *** ******* **** **** ***** **, **** *******
******* **, ****; **** ******* **** ** *** ***** *** ******* **** **** *******
**, **** ******* *** *, ****; *** *** *** ******** ******* ****** ** *** *****
*** ******* **** **** *** *, **** ******* ******** *, ****.

          (b) "Net Sales" shall mean the total amount charged to third parties by or on behalf of either SCHEIN or its Affiliates for PRODUCT, less only charges for (i) taxes, (ii) freight and/or insurance that are separately invoiced and paid by the third party for delivery, (iii) returns for credit, and
(iv) usual, customary and reasonable chargebacks, sales rebates or credits of the type given in the normal course of business to particular classes of customers to induce purchases of the PRODUCT for which the discount is given. In calculating Net Sales, SCHEIN shall include a reasonable chargeback reserve for estimated future


* redacted pursuant to confidential treatment request.

claims to be made against current sales of PRODUCT. The chargeback provision shall not exceed five (5) percent of the average monthly sales that are subject to a chargeback during the licensed period. After each calendar year SCHEIN will review the reserve amount against actual credits issued during the year on chargeback claims of PRODUCT, and royalty payments shall be adjusted accordingly. No other item shall be deducted in determining "Net Sales".

          (c) In the event that AKZO shall grant a license to a business entity that is not an Affiliate of AKZO to utilize the inventions of the '126 patent and the '351 patent at a more favorable royalty rate than that specified in paragraph 5(a), AKZO shall notify SCHEIN of the terms of such other license and SCHEIN shall have the option of adopting such more favorable rate so long as SCHEIN also adopts all the other terms and conditions of such other license; provided any such other license shall commence on a date no earlier than that permitted under paragraph 4(b)(ii) of the Agreement.

          (d) The payments to be made by SCHEIN unless otherwise specified, shall be made quarterly within thirty (30) days after each calendar quarter on Net Sales of each PRODUCT made during the preceding calendar quarter. Such payment shall be accompanied by a statement setting forth sufficient information with respect to sales to enable AKZO to verify the basis for the payment being made.

          (e) SCHEIN shall at all times maintain accurate and complete manufacturing and sales records with respect to all drug products for which payments are due in such a manner that the amount or payments due and payable hereunder may be verified by independent auditors acceptable to AKZO. AKZO may request such an audit but not more than once during any calendar year during the term hereof and once within six (6) months after termination of this Agreement. In the event the accountant determines an underpayment for the period under audit, then SCHEIN shall pay the amount underpaid plus interest pursuant to paragraph 5(f) hereof. In addition, if the underpayment is greater than ten percent (10%), then SCHEIN shall also pay the reasonable cost of the audit.

          (f) SCHEIN shall pay interest to AKZO on any and all amounts of royalties that are at any time over 30 days past due and payable to AKZO at an annual rate equal to the prime rate, as published in "The Wall Street Journal" for the day the royalties were due, from the date the royalties were due and payable to the date paid.

          (g) All payments made by SCHEIN to AKZO hereunder shall be made to Organon Inc. at its address set forth in paragraph 15 or at such other address as Organon Inc. shall specify by written notice.

     6. (a) The license granted to SCHEIN pursuant to paragraph 4 hereof shall become effective immediately in the event that a generic version of NORCURON(R) is offered for sale in the United States by AKZO, or any Affiliate of AKZO; and AKZO shall notify SCHEIN of its (or its Affiliate's) intention to so offer a generic version for sale, no less than ninety (90) days prior to so offering. For purposes of this Agreement, a "generic version" means any vecuronium bromide product manufactured by, for or on behalf of AKZO or any Affiliate of AKZO which does not bear the NORCURON(R) brand.

          (b) If AKZO hereafter receives a Patent Certification Notice pursuant to 21 USC (S) 355(j) which challenges the validity or enforceability of the '126 or '351 patents, AKZO shall provide SCHEIN with a copy of all documents received as part of the Notice within ten (10) days after receipt thereof. within forty-five (45) days after receipt of the Notice, AKZO shall inform SCHEIN as to whether an action for infringement of the aforesaid patents has been commenced against the party who served the Patent Certification Notice. If no action is commenced within forty-five (45) days after receiving such a Patent Certification Notice, the license granted under paragraph 4(a) shall commence on the 45th day following the receipt of the Patent Certification Notice by AKZO. AKZO represents to SCHEIN that it has not received, nor has knowledge of, any Patent Certification Notice from any third party (other than SCHEIN), which challenges the validity or enforceability of the '126 and/or the '351 patent.

          (c) If following receipt of a Patent Certification Notice as described in paragraph 6(b) an action for infringement of the '126 and '351 patents is commenced by AKZO within forty-five (45) days after receiving a Patent Certification Notice which challenges the aforesaid patents, AKZO agrees that it will provide SCHEIN with a copy of any trial court decision rendered in that action. If the trial court's decision holds the aforesaid patents invalid, not infringed or unenforceable then the license under paragraph 4(a) shall commence on the date on which the trial court decision is rendered.

          (d) If an action for infringement of the '126 and '351 patents is commenced within forty-five (45) days after receiving a Patent Certification Notice which challenges the aforesaid patents, AKZO agrees it will provide SCHEIN with immediate written notice of any voluntary dismissal or settlement of such litigation. Any license granted by AKZO in connection with such dismissal or settlement shall commence no earlier than September 15, 1996, unless the license granted to SCHEIN under paragraph 4(a) of this Agreement has theretofore commenced pursuant to paragraph 6(a) or 6(b), in which event any license granted by AKZO in connection with such dismissal or settlement shall commence no earlier than 6 months following the commencement date of the license granted to SCHEIN.

     7. SCHEIN and its Affiliates agree that they will not file a Request for Reexamination of the '126 patent or the '351 patent in the United States Patent and Trademark office.

     8. (a) If SCHEIN has not received FDA approval pursuant to The ANDA to commence manufacture and sale of the PRODUCT which is rated AP to NORCURON(R) on a date which is sufficiently prior to AKZO or its Affiliate offering for sale in the United States prior to March 15, 1996 a generic version of NORCURON(R) to enable SCHEIN to build the inventory needed to fulfill its customers' requirements for PRODUCT beginning on the date of AKZO's or its Affiliate's first offering a generic version of NOCURON(R), AKZO agrees that it shall sell PRODUCT to SCHEIN and shall fulfill SCHEIN's requirements for such inventory in accordance with the provisions of this paragraph 8, from the date of AKZO's or its Affiliate's first offering a generic version of NORCURON(R) through the period of the license granted under paragraph 4(a) of this Agreement, but ending when SCHEIN receives FDA approval and begins commercial manufacture of PRODUCT.

          (b) PRODUCT which AKZO shall supply to SCHEIN-under paragraph 8(a) of this Agreement shall be packaged and labeled in the same manner as those products would have been packaged and labeled by SCHEIN for sale to its customers in accordance with its customary business practices in manufacturing and selling generic versions of branded pharmaceutical products, provided that such packaging and labeling are in conformance with AKZO's NORCURON(R) NDA and provided further that AKZO will cooperate with SCHEIN by providing documentation as reasonably requested by SCHEIN and which is necessary to identify the PRODUCT as manufactured under AKZO's NORCURON(R) NDA. SCHEIN shall reimburse AKZO for all out-of-pocket expenses incurred by AKZO respecting any label, package insert or packaging change vis-a-vis the present FDA approved specifications under the NORCURON(R) NDA required for AKZO to supply PRODUCT to SCHEIN under this paragraph 8, provided all expenses in excess of $1,000 are approved in advance by SCHEIN. Reimbursement shall take place within 30 days after each invoice for substantiated expenses is sent to SCHEIN for payment. Promptly after AKZO gives notice to SCHEIN pursuant to paragraph 6(a) of this Agreement, representatives of AKZO and SCHEIN shall confer for the purpose of defining and initiating the steps which may be required to supplement
AKZO's NORCURON(R) NDA and/or The ANDA so that any FDA approval required for AKZO to manufacture PRODUCT and any state formulary,approvals required for the sale of PRODUCT by SCHEIN shall be obtained on a date which is sufficiently prior to the date of AKZO's or its Affiliate's first offering for sale a generic version of NORCURON(R). AKZO and SCHEIN representatives shall also confer after AKZO gives notice to SCHEIN pursuant to paragraph 6(a) of this Agreement for the purpose of establishing estimates of SCHEIN's potential requirements for PRODUCT, to establish procedures for placing orders for PRODUCT, and to deal with any other questions which should be resolved in order to assure that SCHEIN receives its PRODUCT requirements in a timely fashion. Each lot of PRODUCT delivered by AKZO under paragraph 8 of this Agreement shall be accompanied by a certificate of analysis.

          (c) The price SCHEIN is to pay AKZO for PRODUCT purchased under this paragraph 8 shall be the lesser of (i) ****** ******* ***** of AKZO's then current average selling price of NORCURON(R) and (ii) *** ***** AKZO's standard cost of goods for PRODUCT (but in no event less than AKZO1s standard cost of goods for PRODUCT). For so long as SCHEIN sells PRODUCT purchased from


* redacted pursuant to confidential treatment request.

AKZO pursuant to paragraph 8 of this Agreement, SCHEIN shall not be required to pay the royalty set forth in paragraph 5(a) of this Agreement.

          (d) AKZO shall at all times maintain accurate and complete manufacturing and sales records with respect to all PRODUCT sold to SCHEIN under paragraph 8 for which payments are due in such a manner that the amount or payments due and payable hereunder may be verified by independent auditors acceptable to SCHEIN. SCHEIN may request such an audit but not more than once during any calendar year during the term hereof and once within six (6) months after termination of this Agreement. In the event the accountant determines an overpayment for the period under audit, then AKZO shall pay the amount overpaid plus interest pursuant to paragraph 8(e) hereof. In addition, if the overpayment is greater than ten percent (10%), then AKZO shall also pay the reasonable cost of the audit.

          (e) SCHEIN shall pay interest to AKZO on any and all amounts of the price for PRODUCT purchased under paragraph 8 that are at any time over 30.days past due and payable to AKZO at an annual rate equal to the prime rate, as published in "The Wall Street Journal" for the day the price for PRODUCT purchased under paragraph 8 was due, from the date the price for PRODUCT purchased under paragraph 8 was due and payable to the date paid.

          (f) All payments made by SCHEIN to AKZO hereunder shall be made to Organon Inc. at its address set forth in paragraph 15 or at such other address as Organon Inc. shall specify by written notice.

          (g) AKZO shall provide to SCHEIN information and data regarding the PRODUCT sold to SCHEIN under paragraph 8 of this Agreement, in the possession or control of AKZO or any of its Affiliates which is required by SCHEIN for use before any state or federal regulatory body.

          (h) AKZO warrants that the PRODUCT supplied by it under paragraph 8 of this Agreement (i) shall conform to all requirements of the NORCURON(R) NDA, USP specifications and all applicable federal, state or local law or regulation, and (ii) at the time of shipment or delivery to SCHEIN shall not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, and not an article which may not, under the provisions of the Act, be introduced into interstate commerce. AKZO agrees to indemnify and hold SCHEIN and its Affiliates harmless against any and all claims, liabilities, damages and costs, including reasonable attorney fees and other costs of defense, arising directly or indirectly from breach of any of the foregoing warranties, provided that SCHEIN gives AKZO prompt notice of any such claims, liabilities, damages and costs.

          (i) Promptly after AKZO gives notice to SCHEIN pursuant to paragraph 6(a) of this Agreement, SCHEIN shall use all commercially reasonable efforts to begin the commercial manufacture of PRODUCT as soon as possible following approval of The ANDA.

     9. Nothing in the Agreement shall be construed as an obligation on the part of AKZO to furnish any manufacturing or technical information, except for certificates of analysis when AKZO is selling PRODUCT to SCHEIN under paragraph 8 of this Agreement.

     10. SCHEIN and AKZO agree to maintain the terms and conditions of this Agreement confidential, and not to otherwise disclose the contents of this Agreement or its terms, except as required by law or as contemplated by this Agreement.

          Neither SCHEIN nor AKZO will make any public announcement or issue any press release regarding this Agreement or the relationship between SCHEIN and AKZO as set forth herein without the prior written approval of the other parties, except in connection with SCHEIN's promotion and sale of PRODUCT and then only to the extent to indicate that SCHEIN has a license under the '126 patent and the '351 patent.

     11. No obligation is created by this Agreement that shall require AKZO to enforce the '126 patent and/or the '351 patent against others. AKZO retains the sole right to enforce the '126 patent and/or the '351 patent.

     12. (a) AKZO may terminate this Agreement thirty (30) business days after written notice to SCHEIN of failure to pay royalties or any other required payment under this Agreement which are due and payable, if SCHEIN has not cured any such default during the notice period.

          (b) In the event of Termination of this Agreement, all monetary consideration pursuant to paragraph 5 that has accrued but is unpaid shall immediately become due and payable.

          (c) AKZO's exercise of their termination right does not constitute waiver of any other rights or remedies that AKZO may have against SCHEIN.

     13. The failure of any Party to insist upon the strict performance by any other Party of any provision of this Agreement, or to exercise any right or remedy consequent upon a breach thereof, shall not constitute a waiver of such breach or of such provision or any other provision of this Agreement. The failure of any Party to exercise its rights to enforce any provision of this Agreement shall not prevent such Party from fully exercising its rights or enforcing any provision at another time.

     14. This Agreement constitutes the entire agreement between the Parties and contains all of the agreements between the Parties with respect to the subject matter hereof. This Agreement supersedes any and all other agreements, whether oral or in writing, between the Parties with respect to the subject matter hereof. This Agreement may be amended or modified only by a written Agreement signed by the parties.

     15. All notices or other communications provided for in this Agreement shall be deemed sufficiently given when set forth in writing and sent by certified or registered mail, return receipt requested, by overnight express courier or by telefax or telex, followed by a written confirmation sent in accordance with this paragraph, and shall be addressed as follows:

     For Akzo:      Akzo Pharma International B.V.
                    Wethouder van Eschstraat 1
                    5340 BH Oss
                    The Netherlands
                    Attention: Head of Legal Affairs

     For Organon:   Organon Inc.
                    375 Nt. Pleasant Avenue
                    West Orange, NJ 07052
                    Attention: Vice President and General Counsel

     For Steris:    Steris Laboratories Inc.
                    620 N. 51st  Avenue
                    Phoenix, AZ  85043
                    Attention:   Senior Vice President
                                 and General Manager

     For Schein:    Schein Pharmaceutical Inc.
                    100 Campus Drive
                    Florham Park, NJ 07932
                    Attention: Chairman

Any party may change the address for the giving of Notices to it by appropriate notice to the other Parties.

     16. None of the rights, obligations, covenants, or license under this Agreement shall be assignable in whole or in part by any party hereto without the express prior written consent of the other party, except that AKZO may assign this Agreement in whole or in part to another entity as part of any change in the corporate structure,, identity or ownership of AKZO, including, but not limited to, mergers, acquisitions, sales, etc.

     17. This Agreement is made under and shall be construed in accordance with and governed by the laws of the State of New Jersey and the Court of Appeals for the Federal Circuit. The United States District Court for the District of Arizona shall have exclusive jurisdiction in all matters arising under this Agreement, and the parties hereto expressly consent and submit to the personal and subject matter jurisdiction of such Court.

     18. This Agreement shall be executed by each Party in duplicate originals, each of which shall be deemed an original, but both originals together shall constitute only one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

AKZO PHARMA INTERNATIONAL B.V.          SCHEIN PHARMACEUTICAL INC

By:  [SIGNATURE ILLEGIBLE]              By:  [SIGNATURE ILLEGIBLE]
     ------------------------                ------------------------
      Authorized officer                     Authorized officer

By:  [SIGNATURE ILLEGIBLE]
     ------------------------
      Authorized officer


ORGANON INC.                            STERIS LABORATORIES, INC.

By:  [SIGNATURE ILLEGIBLE]              By:  [SIGNATURE ILLEGIBLE]
     ------------------------                ------------------------
      Authorized officer                      Authorized officer


By:  [SIGNATURE ILLEGIBLE]
     ------------------------
      Authorized officer

                                                   EXHIBIT A TO AGREEMENT


                      IN THE UNITED STATES DISTRICT COURT
                          FOR THE DISTRICT OF ARIZONA

_____________________________________

AKZO PHARMA INTERNATIONAL B.V. and  )
ORGANON INC.,                       )
                                    )
                   Plaintiffs,      )
                                    )     Civil Action No.
              V.                    )     CIV 93-1071 PHX EHC
                                    )
STERIS LABORATORIES INC.,           )
SCHEIN PHARMACEUTICAL INC.          )    CONSENT JUDGMENT
                                    )    PURSUANT TO RULE 54(a)
                   Defendants.      )    ----------------------
_____________________________________

     As a result of Akzo Pharma International B.V. and Organon Inc. (hereinafter "Plaintiffs") and Steris Laboratories Inc. and Schein Pharmaceutical Inc. (hereinafter "Defendants") having executed an Agreement dated June 10, 1994 (the "AGREEMENT") wherein, inter alia, Defendants have acknowledged the validity and enforceability of United States Patent No. 4,237,126 (hereinafter the "'126 Patent") and United States Patent No. 4,297,351 (hereinafter the "'351 Patent") and their infringement of those patents, the parties consent to entry of the following ORDER and JUDGMENT:

     (1) Defendants are enjoined until March 15, 1996 from the manufacture, use and/or sale of the PRODUCT as defined in the AGREEMENT and the use of the PROCESS as defined in the AGREEMENT, except as otherwise provided in the AGREEMENT;

     (2) All counterclaims and defenses raised in this action by Defendants are dismissed with prejudice, each party to bear its own attorney's fees and costs;

     (3) The AGREEMENT entered into between the parties, which has been filed with this Court under seal, is adopted by the Court as part of this ORDER and JUDGMENT;

     (4) The '126 Patent and the '351 Patent are valid and enforceable, and Defendants agree that they are precluded from challenging the validity and enforceability of these patents, even in subsequent litigation involving the same or new claims or the same or new causes of action;

     (5) The unlicensed manufacture, use and/or sale of the PRODUCT as defined in the AGREEMENT, and the unlicensed use of the PROCESS as defined in the AGREEMENT, infringes the '126 Patent and the '351 Patent, and the filing of ANDA 74-334 infringes the '126 Patent and the '351 Patent, and Defendants agree that they are precluded from challenging that such activities are an infringement of these patents, even in subsequent litigation involving the same or new claims or the same or new causes of action; and

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

     (6) This Court retains jurisdiction to enforce this ORDER and JUDGMENT and the parties' AGREEMENT.

                                   By:__________________________________
                                      Attorney for Plaintiffs
                                      Akzo Pharma International B.V. and
                                      Organon Inc.

                                   By:__________________________________
                                      Attorney for Defendants
                                      Steris Laboratories Inc. and
                                      Schein Pharmaceutical Inc.

     IT IS SO ORDERED:

DATED this_____ day of_____, 1994.

                                      __________________________________
                                      The Honorable Earl H. Carroll
                                      United States District Judge

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